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                                                                    EXHIBIT 23.4

                        Consent of Independent Accountants


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 25, 1995, which appears on
Exhibit 13.5 of Boston Scientific Corporation's Annual Report on Form 10-K for the year ended December 31, 1996.


PRICE WATERHOUSE LLP
Seattle, Washington
April 9, 1997